UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 17, 2017, Integra LifeSciences Holdings Corporation (“Integra”) appointed Jeffrey Mosebrook, age 41, to the role of Integra’s Principal Accounting Officer, in addition to his current role as Vice President, Corporate Controller. As a result of this appointment, Glenn G. Coleman, Integra’s Corporate Vice President and Chief Financial Officer, has ceased to be Integra’s Principal Accounting Officer. Mr. Mosebrook will continue to report to Mr. Coleman.

Mr. Mosebrook first joined Integra in 2006 through Integra’s acquisition of Miltex, Inc. where he served as a financial reporting manager. Since joining Integra, he has served in a number of managerial positions with increasing responsibilities. In May 2010, he was named Instruments Group Controller, and went on to be named Group Controller, US in March 2012. Since September 2014, Mr. Mosebrook has served in his current role as Vice President, Corporate Controller and, from February to October 2017, assumed an additional role as Vice President, Finance for Integra’s specialty surgical solutions segment. Prior to Miltex, Inc., Mr. Mosebrook spent four years at Beard Miller Company, LLP (now known as Baker Tilly Virchow Krause, LLP) in various accounting roles. Mr. Mosebrook received a bachelor of science degree in accounting from York College and is a CPA licensed in Pennsylvania.

Mr. Mosebrook’s base salary is $281,000 and his compensation targets under Integra’s Performance Incentive Compensation Plan and Integra’s Long-Term Equity Incentive Plan are consistent with those of other Integra executives at his level. In February 2017, Mr. Mosebrook entered into a change in control severance agreement with Integra, the terms of which are substantively identical to the form of change in control severance agreement attached as Exhibit 10.1 to Integra’s Current Report filed on Form 8-K with the U.S. Securities and Exchange Commission on February 3, 2017, which are incorporated by reference herein.

No family relationships exist between Mr. Mosebrook and any Integra director, executive officer or person nominated or chosen by Integra to become a director or executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: October 20, 2017	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer